Exhibit 10.4

Certain personally identifiable information has been omitted from this exhibit pursuant to item 601(a)(6) of Regulation S-K. [***] indicates that information has been redacted.

FORM OF NON-COMPETITION AND NON-SOLICITATION AGREEMENT

THIS NON-COMPETITION AND NON-SOLICITATION AGREEMENT (this “Agreement”) is being executed and delivered as of [●], 2025, by [●] (the “Subject Party”) in favor of and for the benefit of Live Oak Acquisition Corp. V, a Cayman Islands exempted company (together with its successors, the “SPAC”), Teamshares Inc., a Delaware corporation (together with its successors, the “Company”), and each of SPAC’s and/or the Company’s respective present and future Affiliates, successors and direct and indirect Subsidiaries (collectively with SPAC and the Company, the “Covered Party” or “Covered Parties”). Any capitalized term used but not defined in this Agreement will have the meaning ascribed to such term in the Merger Agreement (as defined below).

WHEREAS, on or about the date hereof, (i) SPAC, (ii) the Company, (iii) Catalyst Sub Inc., a Delaware corporation and a wholly-owned subsidiary of SPAC (“Merger Sub”), (iv) Catalyst Sub 2 LLC, a Delaware limited liability company and a wholly-owned subsidiary of SPAC (“Merger Sub II” and together with Merger Sub, “Merger Subs”), (v) Live Oak Sponsor V, LLC, a Delaware limited liability company, in the capacity as SPAC Representative under the Merger Agreement (including any successor SPAC Representative appointed in accordance therewith, the “SPAC Representative”) and (vi) Brian Gaebe, in the capacity as the Seller Representative, entered into that certain Agreement and Plan of Merger (as may be amended, modified, supplemented and/or restated from time to time in accordance with the terms thereof, the “Merger Agreement”);

WHEREAS, pursuant to the Merger Agreement, upon consummation of the transactions contemplated by the Merger Agreement (the “Transactions”), among other matters, (a) SPAC will continue out of the Cayman Islands and become domesticated as a corporation in the state of Delaware (the “Domestication”), (b) Merger Sub will merge with and into the Company (the “First Merger”), with the Company surviving such merger as a wholly-owned subsidiary of SPAC (the “Surviving Corporation”) and (c) immediately following the First Merger and as part of the same overall transaction as the First Merger, the Surviving Corporation will merge with and into Merger Sub II (the “Second Merger” and together with the First Merger, the “Mergers”) upon the terms and subject to the conditions set forth therein, and as a result of which (i) all of the issued and outstanding capital stock of the Company as of immediately prior to the First Effective Time, shall no longer be outstanding and shall automatically be cancelled and shall cease to exist, in exchange for the right for each Company Stockholder to receive its Pro Rata Share of the Stockholder Merger Consideration and each Earnout Participant to receive their Earnout Shares and (ii) the In-the-Money Company Options shall be assumed (with equitable adjustments to the number and exercise price of such Company Options) by SPAC with the result that such assumed In-the-Money Company Options shall be replaced with Assumed Options exercisable into shares of SPAC Common Stock, all upon the terms and subject to the conditions set forth in the Merger Agreement and in accordance with the applicable provisions of the DGCL and DLLCA;

WHEREAS, the Company (and after the consummation of the Transactions, SPAC), directly and indirectly through its Subsidiaries, engages in the business of: (i) acquiring small businesses from retiring owners and integrating those businesses as subsidiaries of the Company’s network, while aligning employee and network company interests, and (ii) developing and providing financial products and shared services (collectively, the “Business”);

WHEREAS, in connection with, and as a condition to the execution and delivery of the Merger Agreement and the consummation of the Merger and the other transactions contemplated by the Merger Agreement (collectively, the “Transactions”), and to enable SPAC to secure more fully the benefits of the Transactions, including the protection and maintenance of the goodwill and confidential information of the Company and its Subsidiaries, SPAC has required that the Subject Party enter into this Agreement;

WHEREAS, the Subject Party is entering into this Agreement in order to induce SPAC to enter into the Merger Agreement and consummate the Transactions, pursuant to which the Subject Party will directly or indirectly receive a material benefit; and

WHEREAS, the Subject Party, as a former and/or current stockholder, director, officer or employee of the Company or its Affiliates, has contributed to the value of the Company and its Subsidiaries and has obtained extensive and valuable knowledge and confidential information concerning the business of the Company and its Subsidiaries.

NOW, THEREFORE, in order to induce SPAC to enter into the Merger Agreement and consummate the Transactions, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Subject Party hereby agrees as follows:

1. Restriction on Competition.

(a) Restriction. The Subject Party hereby agrees that during the period from the Closing until the two (2) year anniversary of the Closing Date (the “Restricted Period”), the Subject Party will not, and will cause any Person who the Subject Party Controls (his, her or its “Affiliates”)not to, without the prior written consent of SPAC (which may be withheld in its sole discretion), anywhere in the United States of America or in any other country in which the Company is engaged or is actively preparing to become engaged (of which the Subject Party is aware) in the Business as of the Closing Date or during the Restricted Period (the “Territory”), directly or indirectly (i) engage in a business that competes with or is actively preparing to compete with the Business, (ii) own, manage, finance or control, or participate in the ownership, management, financing or control of, a business that competes with or is actively preparing to compete with the Business, or (iii) become engaged by or serve as an officer, director, member, partner, employee, agent, consultant, contractor advisor or representative of, a business or entity (other than a Covered Party) that competes with the Business (a “Competitor”). Notwithstanding the foregoing, the Subject Party and his, her or its Affiliates may own passive investments of up to five percent (5%) of any class of outstanding equity interests in a Competitor, so long as the Subject Party and his, her or its Affiliates and immediate family members are not directly involved in the management or control of such Competitor (“Permitted Ownership”).

(b) Acknowledgment. The Subject Party acknowledges and agrees, based upon the advice of legal counsel and/or the Subject Party’s own education, experience and training, that: (i) the Subject Party possesses knowledge of confidential information of the Covered Parties and the Business, (ii) the Subject Party’s execution of this Agreement is a material inducement to SPAC and the Company to consummate the Transactions and to realize the goodwill of the Company and its Subsidiaries, for which the Subject Party and/or his, her or its Affiliates will receive a substantial direct or indirect financial benefit, which each of the SPAC, Company and Subject Party agrees constitutes adequate consideration for entering into this Agreement, and that SPAC and the Company would not have entered into the Merger Agreement or consummated the Transactions but for the Subject Party’s agreements set forth in this Agreement; (iii) it would impair the goodwill of the Company and its Subsidiaries and reduce the value of the assets of the Company and its Subsidiaries and cause serious and irreparable injury if the Subject Party were to use his, her or its ability and knowledge by engaging in the Business in competition with a Covered Party, and/or to otherwise breach the obligations contained herein, and that the Covered Parties would not have an adequate remedy at law because of the unique nature of the Business, (iv) the Subject Party and its Affiliates have no intention of competing with the Business during the Restricted Period other than through Permitted Ownership, (v) the relevant public policy aspects of restrictive covenants, covenants not to compete and non-solicitation provisions have been discussed, and the Parties have sought to limit the restrictions placed upon the Subject Party to those that are reasonable and necessary to protect the Covered Parties’ legitimate interests, (vi) the Covered Parties conduct and intend to conduct the Business in the Territory and compete with other businesses that are or could be located in any part of the Territory, (vii) the foregoing restrictions on competition are fair and reasonable in type of prohibited activity, geographic area covered, scope and duration, (viii) the consideration provided to the Subject Party under this Agreement and the Merger Agreement is not illusory, and (ix) such provisions do not impose a greater restraint than is necessary to protect the goodwill or other business interests of the Covered Parties.

2. No Solicitation; No Disparagement.

(a) No Solicitation of Employees and Consultants. The Subject Party agrees that, during the Restricted Period, the Subject Party and his, her or its Affiliates will not, without the prior written consent of SPAC (which may be withheld in its sole discretion), either on its own behalf or on behalf of any other Person (other than, if applicable, a Covered Party in the performance of the Subject Party’s duties on behalf of the Covered Parties), directly or indirectly: (i) hire or engage as an employee, independent contractor, consultant or otherwise any Covered Personnel (as defined below); (ii) solicit, induce, encourage or otherwise knowingly cause (or attempt to do any of the foregoing) any Covered Personnel to leave the service (whether as an employee, consultant or independent contractor) of any Covered Party; or (iii) in any way interfere with or attempt to interfere with the relationship between any Covered Personnel and any Covered Party; provided, however, the Subject Party and his, her or its Affiliates will not be deemed to have violated this Section 2(a) if any Covered Personnel voluntarily and independently solicits an offer of employment from the Subject Party or his, her or its Affiliate (or other Person whom any of them is acting on behalf of) by responding to a general advertisement or solicitation program conducted by or on behalf of the Subject Party or his, her or its Affiliate (or such other Person whom any of them is acting on behalf of) that is not targeted at such Covered Personnel or Covered Personnel generally. For purposes of this Agreement, “Covered Personnel” shall mean any Person who is or was an employee, consultant or independent contractor of the Company, as of such date of the relevant act prohibited by this Section 2(a) or during the one (1) year period preceding such date.

(b) Non-Solicitation of Customers and Suppliers. The Subject Party agrees that, during the Restricted Period, the Subject Party and his, her or its Affiliates will not, directly or indirectly, without the prior written consent of SPAC (which may be withheld in its sole discretion), individually or on behalf of any other Person (other than, if applicable, a Covered Party in the performance of the Subject Party’s duties on behalf of the Covered Parties), directly or indirectly: (i) solicit, induce, encourage or otherwise knowingly cause (or attempt to do any of the foregoing) any Covered Customer (as defined below) to (A) cease being, or not become, a client or customer of the Company with respect to the Business or (B) reduce the amount of business of such Covered Customer with the Company, or otherwise alter such business relationship in a manner adverse to the Company, in either case, with respect to or relating to the Business; (ii) interfere with or disrupt (or attempt to interfere with or disrupt) the contractual relationship between the Company and any Covered Customer; (iii) divert any business with any Covered Customer relating to the Business from the Company; (iv) solicit for business, provide services to, engage in or do business with, any Covered Customer for products or services that are part of the Business; or (v) interfere with or disrupt (or attempt to interfere with or disrupt), any Person that was a vendor, supplier, distributor, agent or other service provider of the Company at the time of such interference or disruption, for a purpose competitive with a Covered Party as it relates to the Business. For purposes of this Agreement, a “Covered Customer” shall mean any Person who is or was an actual customer or client (or prospective customer or client with whom a Covered Party actively marketed or made or taken specific action to make a proposal) of the Company, as of such date hereof or during the one (1) year period preceding such date.

(c) Non-Disparagement. The Subject Party agrees that from and after the Closing until the end of the Restricted Period, the Subject Party and its Affiliates will not, directly or indirectly engage in any conduct that involves the making or publishing (including through electronic mail distribution or online social media) of any written or oral statements or remarks (including the repetition or distribution of derogatory rumors, allegations, negative reports or comments) that are disparaging, deleterious or damaging to the integrity, reputation or good will of one or more Covered Parties or their respective management, officers, employees, independent contractors or consultants. Notwithstanding the foregoing or Section 3 below, the provisions of this Section 2(c) and Section 3 below shall not restrict the Subject Party or its Affiliates from (i) reporting alleged violations of law to, communicating with, or otherwise participating in any investigation or proceeding that may be conducted by the SEC, the Department of Justice, the Equal Employment Opportunity Commission or any other Governmental Authority, including providing documents or other information, without notice to the Covered Parties, (ii) providing truthful testimony or information in response to a subpoena or a request for information from a Governmental Authority, or (iii) providing truthful testimony or information in connection with any legal action by the Subject Party or its Affiliate against any Covered Party under this Agreement, the Merger Agreement or any other Ancillary Document that is asserted by the Subject Party or its Affiliate in good faith.

3. Confidentiality. From and after the Closing Date until the end of the Restricted Period, subject to Section 2(c) above, the Subject Party will, and will cause his, her or its Representatives to, keep confidential and not (except, if applicable, in the performance of the Subject Party’s duties on behalf of the Covered Parties) directly or indirectly use, disclose, reveal, publish, transfer or provide access to, any and all Covered Party Information without the prior written consent of SPAC (which may be withheld in its sole discretion). As used in this Agreement, “Covered Party Information” means all material and information relating to the business, affairs and assets of any Covered Party, including material and information that concerns or relates to such Covered Party’s bidding and proposal, technical information, computer hardware or software, administrative, management, operational, data processing, financial, marketing, customers, sales, human resources, employees, vendors, business development, planning and/or other business activities, regardless of whether such material and information is maintained in physical, electronic, or other form, that is: (a) gathered, compiled, generated, produced or maintained by such Covered Party; and (b) intended and maintained by such Covered Party to be kept in confidence. The obligations set forth in this Section 3 will not apply to any Covered Party Information where the Subject Party can prove that such material or information: (i) is known or available through other lawful sources not bound by a confidentiality agreement or other confidentiality obligation with respect to such material or information; (ii) is or becomes publicly known through no violation of this Agreement or other non-disclosure obligation of the Subject Party; (iii) is already in the possession of the Subject Party at the time of disclosure through lawful sources not bound by a confidentiality agreement or other confidentiality obligation as evidenced by the Subject Party’s documents and records; or (iv) is developed independently by the Subject Party without use of or reference to any Covered Party Information. In the event Subject Party is required to disclose any Covered Party Information pursuant to an order of any administrative body or court of competent jurisdiction, Subject Party shall (A) to the extent legally permitted, give the applicable Covered Party reasonable prior written notice of the obligations, (B) cooperate with any reasonable request of any Covered Party to seek to prevent or narrow such disclosure, and (C) if after compliance with clauses (A) and (B) such disclosure is still required, disclose only such portion of the Covered Party Information that is expressly required by such order, as it may be subsequently narrowed, and request that the Covered Party Information be subject to a protective order that protects the confidentiality of such information or that such information otherwise treated as confidential to the extent possible.

4. Representations and Warranties. The Subject Party hereby represents and warrants, to and for the benefit of the Covered Parties as of the date of this Agreement and as of the Closing Date, that: (a) the Subject Party has full power and capacity to execute and deliver, and to perform all of the Subject Party’s obligations under, this Agreement; and (b) neither the execution and delivery of this Agreement nor the performance of the Subject Party’s obligations hereunder will result directly or indirectly in a violation or breach of any agreement or obligation by which the Subject Party is a party or otherwise bound. By entering into this Agreement, the Subject Party certifies and acknowledges that the Subject Party has carefully read all of the provisions of this Agreement, and that the Subject Party voluntarily and knowingly enters into this Agreement.

5. Remedies. The covenants and undertakings of the Subject Party contained in this Agreement relate to matters which are of a special, unique and extraordinary character and a violation of any of the terms of this Agreement may cause irreparable injury to the Covered Parties, the amount of which may be impossible to estimate or determine and which cannot be adequately compensated. The Subject Party agrees that, in the event of any breach or threatened breach by the Subject Party of any covenant or obligation contained in this Agreement, each applicable Covered Party will be entitled to obtain the following remedies (in addition to, and not in lieu of, any other remedy at law or in equity or pursuant to the Merger Agreement or the other Ancillary Documents that may be available to the Covered Parties, including monetary damages), and a court of competent jurisdiction may award: (a) (i) an injunction, restraining order or other equitable relief restraining or preventing such breach or threatened breach, without the necessity of proving actual damages or that monetary damages would be insufficient or posting bond or security, which the Subject Party expressly waives; and (ii) if a court of competent jurisdiction determines that a Covered Party is the prevailing party in any claim against the Subject Party, (b) recovery of the Covered Party’s attorneys’ fees and costs incurred in enforcing the Covered Party’s rights under this Agreement with respect to such claim. The Subject Party hereby consents to the award of any of the above remedies to the applicable Covered Party in connection with any such breach or threatened breach. The Subject Party hereby acknowledges and agrees that in the event of any breach of this Agreement, any value attributed or allocated to this Agreement (or any other non-competition agreement with the Subject Party) under or in connection with the Merger Agreement shall not be considered a measure of, or a limit on, the damages of the Covered Parties.

6. Survival of Obligations. The expiration of the Restricted Period will not relieve the Subject Party of any obligation or liability arising from any breach by the Subject Party of this Agreement during the Restricted Period. The Subject Party further agrees that the time period during which the covenants contained in Section 1 and Section 2 of this Agreement will be effective will be computed by excluding from such computation any time during which the Subject Party is in violation of any provision of such Sections.

7. Miscellaneous.

(a) Notices. All notices, consents, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered (a) in person, (b) by email with affirmative confirmation of receipt, (c) one (1) Business Day after being sent, if sent by reputable, nationally recognized overnight courier service or (d) three (3) Business Days after being mailed, if sent by registered or certified mail, pre-paid and return receipt requested, in each case to the applicable Party at the following addresses (or at such other address for a Party as shall be specified by like notice):

If to SPAC or SPAC Representative at or prior to the Closing, to: Live Oak Acquisition Corp. V 4921 William Arnold Road Memphis, Tennessee 38117 Attn: Richard Hendrix Telephone No.: [***] Email: [***]	with a copy (that will not constitute notice) to:

Ellenoff Grossman & Schole LLP
1345 Avenue of the Americas, 11th Floor
New York, New York 10105
Attn: Matthew Gray, Esq.
Stuart Neuhauser, Esq.
Facsimile No.: [***]
Telephone No.: [***]
Email: [***]

If to the Company at or prior to the Closing, to:

Teamshares Inc.
228 Park Ave S PMB 17552
New York, New York 10003-1502 US
Attn: Lauren Rymer, Senior Corporate Counsel
Telephone No.: [***]
Email: [***]	with copies (which will not constitute notice) to: Latham & Watkins LLP 811 Main Street, Suite 3700 Houston, TX 77002 Attn: Ryan Maierson Nick Dhesi Telephone No.: [***] Email: [***]

If to SPAC or the Company (or any other Covered Party) after the Closing, to:

 Teamshares Inc.
228 Park Ave S PMB 17552
New York, New York 10003-1502 US
Attn: Lauren Rymer, Senior Corporate Counsel
Telephone No.: [***]
Email: [***]
and
SPAC Representative	with copies (that will not constitute notice) to:

Latham & Watkins LLP
811 Main Street, Suite 3700
Houston, TX 77002
Attn: Ryan Maierson
Nick Dhesi
Telephone No.: [***]
Email: [***]
and
Ellenoff Grossman & Schole LLP
1345 Avenue of the Americas, 11th Floor
New York, New York 10105
Attn: Matthew Gray, Esq.
Stuart Neuhauser, Esq.
Facsimile No.: [***]
Telephone No.: [***]
Email: [***]
and
If to the Subject Party, to: the address below the Subject Party’s name on the signature page to this Agreement.

(b) Integration and Non-Exclusivity. This Agreement, the Merger Agreement and the other Ancillary Documents contain the entire agreement between the Subject Party and the Covered Parties concerning the subject matter hereof. Notwithstanding the foregoing, the rights and remedies of the Covered Parties under this Agreement are not exclusive of or limited by any other rights or remedies which they may have, whether at law, in equity, by contract or otherwise, all of which will be cumulative (and not alternative). Without limiting the generality of the foregoing, the rights and remedies of the Covered Parties, and the obligations and liabilities of the Subject Party and his, her or its Affiliates, under this Agreement, are in addition to their respective rights, remedies, obligations and liabilities (i) under the laws of unfair competition, misappropriation of trade secrets, or other requirements of statutory or common law, or any applicable rules and regulations and (ii) otherwise conferred by contract, including the Merger Agreement and any other written agreement between the Subject Party or his, her or its Affiliate and any of the Covered Parties. Nothing in the Merger Agreement will limit any of the obligations, liabilities, rights or remedies of the Subject Party or the Covered Parties under this Agreement, nor will any breach of the Merger Agreement or any other agreement between the Subject Party or his, her or its Affiliate and any of the Covered Parties limit or otherwise affect any right or remedy of the Covered Parties under this Agreement. If any term or condition of any other agreement between the Subject Party or his, her or its Affiliate and any of the Covered Parties conflicts or is inconsistent with the terms and conditions of this Agreement, the more restrictive terms will control as to the Subject Party or his, her or its Affiliate, as applicable.

(c) Severability; Reformation. Each provision of this Agreement is separable from every other provision of this Agreement. If any provision of this Agreement is found or held to be invalid, illegal or unenforceable, in whole or in part, by a court of competent jurisdiction, then (i) such provision will be deemed amended to conform to applicable laws so as to be valid, legal and enforceable to the fullest possible extent, (ii) the invalidity, illegality or unenforceability of such provision will not affect the validity, legality or enforceability of such provision under any other circumstances or in any other jurisdiction, and (iii) the invalidity, illegality or unenforceability of such provision will not affect the validity, legality or enforceability of the remainder of such provision or the validity, legality or enforceability of any other provision of this Agreement. The Subject Party and the Covered Parties will substitute for any invalid, illegal or unenforceable provision a suitable and equitable provision that carries out, so far as may be valid, legal and enforceable, the intent and purpose of such invalid, illegal or unenforceable provision. Without limiting the foregoing, if any court of competent jurisdiction determines that any part hereof is unenforceable because of the duration, geographic area covered, scope of such provision, or otherwise, such court will have the power to reduce the duration, geographic area covered or scope of such provision, as the case may be, and, in its reduced form, such provision will then be enforceable. The Subject Party will, at a Covered Party’s reasonable request, join such Covered Party in requesting that such court take such action.

(d) Amendment; Waiver. Subject to Section 7(c) above, this Agreement may not be amended or modified in any respect, except by a written agreement executed by the Subject Party, SPAC Representative and SPAC (or their respective permitted successors or assigns). No waiver will be effective unless it is expressly set forth in a written instrument executed by the waiving party (and if such waiving party is a Covered Party, SPAC Representative) and any such waiver will have no effect except in the specific instance in which it is given. Any delay or omission by a party in exercising its rights under this Agreement, or failure to insist upon strict compliance with any term, covenant, or condition of this Agreement will not be deemed a waiver of such term, covenant, condition or right, nor will any waiver or relinquishment of any right or power under this Agreement at any time or times be deemed a waiver or relinquishment of such right or power at any other time or times.

(e) Governing Law; Jurisdiction. This Agreement shall be governed by, construed and enforced in accordance with the Laws of the State of Delaware without regard to the conflict of laws principles thereof. All Actions arising out of or relating to this Agreement shall be heard and determined exclusively in any state or federal court located in the County of New Castle, Delaware (or in any appellate courts thereof) (the “Specified Courts”). Each party hereto hereby (a) submits to the exclusive jurisdiction of any Specified Court for the purpose of any Action arising out of or relating to this Agreement brought by any party hereto, (b) irrevocably waives, and agrees not to assert by way of motion, defense or otherwise, in any such Action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the Action is brought in an inconvenient forum, that the venue of the Action is improper, or that this Agreement or the transactions contemplated hereby may not be enforced in or by any Specified Court and (c) waives any bond, surety or other security that might be required of any other party with respect thereto. Each party agrees that a final judgment in any Action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law or in equity. Each party irrevocably consents to the service of the summons and complaint and any other process in any other action or proceeding relating to the transactions contemplated by this Agreement, on behalf of itself, or its property, by personal delivery of copies of such process to such party at the applicable address set forth in Section 7(a). Nothing in this Section 7(e) shall affect the right of any party to serve legal process in any other manner permitted by Law.

(f) WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SEEK TO ENFORCE THAT FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7(F). ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 7(F) WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF EACH SUCH PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

(g) Successors and Assigns; Third Party Beneficiaries. This Agreement will be binding upon the Subject Party and the Subject Party’s estate, successors and assigns, and will inure to the benefit of the Covered Parties, and their respective successors and assigns. Each Covered Party may freely assign any or all of its rights under this Agreement, at any time, in whole or in part, to any Person which acquires, in one or more transactions, at least a majority of the equity securities (whether by equity sale, merger or otherwise) of such Covered Party or all or substantially all of the assets of such Covered Party and its Subsidiaries, taken as a whole, without obtaining the consent or approval of the Subject Party. The Subject Party agrees that the obligations of the Subject Party under this Agreement are personal and will not be assigned by the Subject Party. Each of the Covered Parties is an express third party beneficiary of this Agreement and will be considered parties under and for purposes of this Agreement.

(h) SPAC Representative Authorized to Act on Behalf of Covered Parties. The parties acknowledge and agree that from and after the Closing SPAC Representative is authorized and shall have the sole right to act on behalf of SPAC and the other Covered Parties under this Agreement, including the right to enforce the SPAC’s and the other Covered Parties’ rights and remedies under this Agreement. Without limiting the foregoing, in the event that the Subject Party serves as a director, officer, employee or other authorized agent of a Covered Party, the Subject Party shall have no authority, express or implied, to act or make any determination on behalf of a Covered Party in connection with this Agreement or any dispute or Action with respect hereto.

(i) Construction. The Subject Party acknowledges that the Subject Party has been represented by Counsel, or had the opportunity to be represented by, counsel of the Subject Party’s choice. Any rule of construction to the effect that ambiguities are to be resolved against the drafting party will not be applied in the construction or interpretation of this Agreement. Neither the drafting history nor the negotiating history of this Agreement will be used or referred to in connection with the construction or interpretation of this Agreement. The headings and subheadings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. In this Agreement: (i) the words “include,” “includes” and “including” when used herein shall be deemed in each case to be followed by the words “without limitation”; (ii) the definitions contained herein are applicable to the singular as well as the plural forms of such terms; (iii) whenever required by the context, any pronoun shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa; (iv) the words “herein,” “hereto,” and “hereby” and other words of similar import shall be deemed in each case to refer to this Agreement as a whole and not to any particular Section or other subdivision of this Agreement; (v) the word “if” and other words of similar import when used herein shall be deemed in each case to be followed by the phrase “and only if”; (vi) the term “or” means “and/or”; and (vii) any agreement or instrument defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement or instrument as from time to time amended, modified or supplemented, including by waiver or consent and references to all attachments thereto and instruments incorporated therein.

(j) Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. A photocopy, faxed, scanned and/or emailed copy of this Agreement or any signature page to this Agreement, shall have the same validity and enforceability as an originally signed copy.

(k) Effectiveness. This Agreement shall be binding upon the Subject Party upon the Subject Party’s execution and delivery of this Agreement, but this Agreement shall only become effective upon the consummation of the Closing. In the event that the Merger Agreement is validly terminated in accordance with its terms prior to the consummation of the Transactions, this Agreement shall automatically terminate and become null and void, and the parties shall have no obligations hereunder, otherwise, this Agreement shall terminate at the end of the Restricted Period.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Non-Competition and Non-Solicitation Agreement as of the date first written above.

Subject Party:

[ ]

By:
Name:
Title:

Address for Notice:

Address:_______________________________________________
______________________________________________________
______________________________________________________
Telephone No.:__________________________________________
Email:_________________________________________________

[Signature Page to Non-Competition and Non-Solicitation Agreement]

Acknowledged and accepted as of the date first written above:

SPAC:

Live Oak Acquisition Corp. V

By:
Name:	Richard J. Hendrix
Title:	Chief Executive Officer

The Company:

Teamshares Inc.,

By:
Name:	Michael Ashby Brown
Title:	Chief Executive Officer

SPAC Representative:

Live Oak Sponsor V LLC, solely in its capacity as SPAC Representative under the Merger Agreement

By:
Name:	Richard J. Hendrix
Title:	Managing Member

[Signature Page to Non-Competition and Non-Solicitation Agreement]